                                 SMITH BARNEY
                              ARIZONA MUNICIPALS
                                   FUND INC.
            CLASSIC SERIES | SEMI-ANNUAL REPORT | NOVEMBER 30, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


         --------------------------------------------------------------
          CVR1 NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
         --------------------------------------------------------------

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN

The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially over-heated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March and May 2000. This action, combined with the euro's1 persistent weakness against the U.S. dollar and a spike in oil prices, led to declining bonds prices during the first half of the year./2/

By mid-year, slowing growth in the economy and little sign of inflation led the Fed to halt its tightening policy. This current Fed policy -- combined with increasingly volatile stock markets, rising oil prices and negative corporate earnings announcements -- drove many investors to the bond markets. These factors combined with a decrease in supply, which has resulted from the federal government buying back long-term government bonds early in 2000, has led to an environment where the yields on corporate and municipal bonds are increasingly attractive compared to government bonds.

The Smith Barney Arizona Municipals Fund Inc. seeks to provide Arizona investors with as high a level of tax-exempt income 3 as is consistent with prudent investment management and the preservation of capital. Experienced bond manager Joseph Deane and his investment team use a system of fundamental credit analysis to seek the best opportunities for yields in the municipal bond market, primarily among bonds issued within the state of Arizona.

As the global economy struggles to find a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 31, 2000


---------------
1 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.
2    Bond prices move inversely to changes in interest rates.
3 Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").

                 1 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the period ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

Performance Update

For the six months ended November 30, 2000, the Fund's Class A shares, without and with sales charges, returned 6.22% and 1.95%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 7.08% for the same period. Past performance is not indicative of future results.

Market Review

Municipal bonds have been a very simple story throughout 2000. They started off the year at relatively inexpensive valuations, and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply is further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities.

To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points/2/ since mid-1999, to 6.5%./3/ Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending. Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern. With the economy showing signs that the pace of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep rates steady in the near term, it may ease monetary policy in 2001. In fact, the markets are already discounting a half-point cut in rates in the first half of 2001.


---------------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note, an investor cannot invest directly in an index.
2    A basis point is 0.01% or one one-hundredth of a percent.
3 On January 3, 2001, after this letter was written, the Fed cut interest rates by one-half point.

                  2 Smith Barney Arizona Municipals Fund Inc.
                   |2000 Semi-Annual Report to Shareholders

From our point of view, the year has been positive for the municipal bond market. As the stock markets went down in March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities. The federal government conducted a buy-back of long-term government bonds early in 2000, further driving down yields.

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal bond index has experienced price improvement (i.e., a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

Arizona Economic Highlights/4/

Over the past decade, Arizona's economy experienced significant growth, with an average annual gross state product ("GSP")/5/ of 7.5%. Service industries, such as education, healthcare and personal services provided the largest portion of Arizona's GSP, a state that also benefits from tourism and an influx of affluent retirees.

Our outlook for Arizona continues to remain favorable because of low levels of tax-supported debt and strong economic growth over the past few years. In our opinion, Arizona's economic growth was driven in large part by:

     . The rise in real income;

     . Inflation and unemployment are currently at their historic lows;

     . Prudent fiscal practices;

     . Ongoing effort to lower taxes, a nine year streak of tax cuts unmatched by any other state in the country; and


---------------
/4/  Sources: Fitch IBCA, Inc.,Duff & Phelps.
/5/ GSP is an indication of the state's economy and refers to the total value of products and services produced in a state during the year.

                  3 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

     . A favorable business climate. Just last year, 40,000 new businesses started up and at 41% Arizona has the highest rate of women and minority owned businesses in the U.S.

Going forward, we think the economic news for Arizona remains favorable. Recently, the governor of Arizona has adopted a new policy of "Partnership for the New Economy," which we believe should position it to excel in the "New Economy." In the near-term, Arizona's advancement in technological innovation should produce high quality jobs and an education system that produces a trained workforce, factors which will in turn be beneficial to the state's economy.

Investment Strategy

The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital./6/ The Fund invests primarily in investment-grade/7/ municipal securities.

Over the period, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of November 30, 2000, the Fund's largest holdings are concentrated in general obligation bonds (23.5%), hospital bonds (17.9%) and multi-family housing bonds (15.4%).

In our view, the municipal bond market has provided us with excellent investment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high quality bonds at the long end of the yield curve,/8/ essentially investing our excess cash at higher yields. We are buying fairly long with respect to our maturities in double-A or triple-A bonds, some discount bonds for potential upside.

The Fund's investment strategy going forward will be three-fold:

     . Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;
     . Adding to the Fund's call protection by buying bonds with longer call protection than the municipal bonds we have sold; and . Continuing to focus on investing generally in high-grade issues.


---------------
/6/ Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
/7/ Investment-grade bonds are those rated Aaa,Aa,A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the Fund's Board of Directors to be of equivalent quality.
/8/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

                  4 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We see the best opportunities for reward potential right now at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

Market Outlook

We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.

We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact, the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including municipal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

Thank you for investing in the Smith Barney Arizona Municipals Fund Inc.

Sincerely,

/s/ Joseph P. Deane

Joseph P. Deane
Vice President and Investment Officer

December 31, 2000


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

                  5 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Historical Performance -- Class A Shares

                           Net Asset Value
                        ---------------------
                        Beginning      End        Income    Capital Gain               Total
Period Ended            of Period   of Period   Dividends   Distributions   Capital   Returns/(1)/
================================================================================================
11/30/00                  $ 9.54      $ 9.89      $0.24         $0.00        $0.00      6.22%+
---------------------------------------------------------------------------------------------
5/31/00                    10.31        9.54       0.48          0.02         0.00     (2.64)
---------------------------------------------------------------------------------------------
5/31/99                    10.54       10.31       0.49          0.13         0.00      3.79
---------------------------------------------------------------------------------------------
5/31/98                    10.21       10.54       0.52          0.05         0.00      9.00
---------------------------------------------------------------------------------------------
5/31/97                     9.95       10.21       0.53          0.00         0.00      8.06
---------------------------------------------------------------------------------------------
5/31/96                    10.09        9.95       0.52          0.00         0.00      3.82
---------------------------------------------------------------------------------------------
5/31/95                     9.82       10.09       0.54          0.06         0.00      9.38
---------------------------------------------------------------------------------------------
5/31/94                    10.40        9.82       0.53          0.21         0.00      1.33
---------------------------------------------------------------------------------------------
5/31/93                     9.84       10.40       0.57          0.08         0.02     12.92
---------------------------------------------------------------------------------------------
5/31/92                     9.63        9.84       0.60          0.06         0.04      9.86
---------------------------------------------------------------------------------------------
5/31/91                     9.49        9.63       0.68          0.00         0.00      8.92
============================================================================================
Total                                             $5.70         $0.61        $0.06
============================================================================================

Historical Performance -- Class B Shares

                           Net Asset Value
                        ---------------------
                        Beginning      End        Income    Capital Gain               Total
Period Ended            of Period   of Period   Dividends   Distributions   Capital   Returns/(1)/
================================================================================================
11/30/00                  $ 9.54      $ 9.89      $0.21         $0.00        $0.00      5.92%+
---------------------------------------------------------------------------------------------
5/31/00                    10.30        9.54       0.42          0.02         0.00     (3.11)
---------------------------------------------------------------------------------------------
5/31/99                    10.54       10.30       0.44          0.13         0.00      3.15
---------------------------------------------------------------------------------------------
5/31/98                    10.21       10.54       0.47          0.05         0.00      8.46
---------------------------------------------------------------------------------------------
5/31/97                     9.95       10.21       0.48          0.00         0.00      7.53
---------------------------------------------------------------------------------------------
5/31/96                    10.09        9.95       0.47          0.00         0.00      3.30
---------------------------------------------------------------------------------------------
5/31/95                     9.82       10.09       0.49          0.06         0.00      8.78
---------------------------------------------------------------------------------------------
5/31/94                    10.40        9.82       0.49          0.21         0.00      0.84
---------------------------------------------------------------------------------------------
Inception* - 5/31/93        9.97       10.40       0.29          0.08         0.01      8.31+
=============================================================================================
Total                                             $3.76         $0.55        $0.01
=============================================================================================

                 6 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Historical Performance -- Class L Shares

                           Net Asset Value
                        ---------------------
                        Beginning      End        Income    Capital Gain               Total
Period Ended            of Period   of Period   Dividends   Distributions   Capital   Returns/(1)/
================================================================================================
11/30/00                  $ 9.53      $ 9.88      $0.21         $0.00        $0.00      5.91%+
---------------------------------------------------------------------------------------------
5/31/00                    10.30        9.53       0.42          0.02         0.00     (3.24)
---------------------------------------------------------------------------------------------
5/31/99                    10.53       10.30       0.43          0.13         0.00      3.21
---------------------------------------------------------------------------------------------
5/31/98                    10.21       10.53       0.47          0.05         0.00      8.30
---------------------------------------------------------------------------------------------
5/31/97                     9.95       10.21       0.47          0.00         0.00      7.49
---------------------------------------------------------------------------------------------
5/31/96                    10.09        9.95       0.47          0.00         0.00      3.26
---------------------------------------------------------------------------------------------
Inception* - 5/31/95        9.28       10.09       0.23          0.06         0.00     12.10+
=============================================================================================
Total                                             $2.70         $0.26        $0.00
=============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns

                                            Without Sales Charges/(1)/
                                     -------------------------------------
                                     Class A        Class B        Class L
==========================================================================
Six Months Ended 11/30/00+            6.22%          5.92%          5.91%
--------------------------------------------------------------------------
Year Ended 11/30/00                   6.90           6.39           6.25
--------------------------------------------------------------------------
Five Years Ended 11/30/00             4.62           4.08           4.03
--------------------------------------------------------------------------
Ten Years Ended 11/30/00              6.41            N/A            N/A
--------------------------------------------------------------------------
Inception* through 11/30/00           6.73           5.28           6.10
==========================================================================

                                           With Sales Charges/(2)/
                                     -------------------------------------
                                     Class A        Class B        Class L
==========================================================================
Six Months Ended 11/30/00+            1.95%          1.42%          3.81%
--------------------------------------------------------------------------
Year Ended 11/30/00                   2.57           1.89           4.16
--------------------------------------------------------------------------
Five Years Ended 11/30/00             3.77           3.91           3.83
--------------------------------------------------------------------------
Ten Years Ended 11/30/00              5.98            N/A            N/A
--------------------------------------------------------------------------
Inception* through 11/30/00           6.40           5.28           5.93
--------------------------------------------------------------------------

                 7 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Cumulative Total Returns

                                                 Without Sales Charges/(1)/
===========================================================================
Class A (11/30/90 through 11/30/00)                       86.15%
---------------------------------------------------------------------------
Class B (Inception* through 11/30/00)                     51.51
---------------------------------------------------------------------------
Class L (Inception* through 11/30/00)                     42.51
===========================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.

                 8 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Historical Performance (unaudited)

                 Growth of $10,000 Invested in Class A Shares of
                  Smith Barney Arizona Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and
                     Lipper Arizona Municipal Fund Average+

                         November 1990 -- November 2000

                                    [GRAPH]

         Smith Barney Arizona  Lehman Brothers Municipal      Lipper Arizona
         Municipals Fund Inc.         Bond Index          Municipal Fund Average

11/90            9,603                  10,000                    10,000
11/91           10,371                  11,026                    10,901
11/92           11,460                  12,132                    12,062
11/93           12,829                  13,476                    13,460
11/94           11,969                  12,769                    12,511
11/95           14,259                  15,183                    14,962
11/96           15,029                  16,075                    15,693
11/97           16,067                  17,228                    16,721
11/98           17,199                  18,565                    17,872
11/99           16,722                  18,515                    17,312
11/00           17,876                  20,029                    18,492


+ Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30,2000. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991.The Lipper Arizona Municipal Fund Average is composed of the Fund's peer group of mutual funds (44 funds as of November 30, 2000). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                 9 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Portfolio Highlights (unaudited)

--------------------------------------------------------------------------------
                               Industry Breakdown*
--------------------------------------------------------------------------------
                                    [GRAPH]

15.4% Housing: Multi-Family
 5.9% Industrial Development
 1.7% Life Care Systems
 9.6% Miscellaneous
 5.7% Pollution Control
 4.4% Utility
 2.8% Transportation
 3.6% Housing: Single-Family
17.9% Hospitals
 1.8% Escrowed to Maturity
 3.0% Pre-Refunded
23.5% General Obligation
 4.7% Water and Sewer

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings*
--------------------------------------------------------------------------------

                                      Standard &            Percentage of
     Moody's          and/or            Poor's            Total Investments
----------------------------------------------------------------------------
      Aaa                                AAA                    49.5%
      Aa                                 AA                     19.7
      A                                   A                     11.0
      Baa                                BBB                     7.5
      Ba                                 BB                      1.8
      NR                                 NR                     10.5
                                                              ------
                                                               100.0%
                                                              ======

* As a percentage of total investments. All information is as of November 30, 2000. Please note that Portfolio holdings are subject to change.

                 10 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)                            November 30, 2000

   FACE
  AMOUNT       RATING(a)                       SECURITY                                        VALUE
=======================================================================================================
Escrowed to Maturity -- 1.8%
$  250,000     AAA     Arizona State Municipal Financing Program, COP, Series 20,
                         BIG-Insured, (Escrowed to maturity with U.S. government
                         securities), 7.625% due 8/1/06                                     $   281,563
   500,000     AAA     Maricopa County IDA, Hospital Revenue, Series A, Samaritan
                         Health Services, MBIA-Insured, (Escrowed to maturity with
                         U.S. government securities), 7.000% due 12/1/16                        591,250
-------------------------------------------------------------------------------------------------------
                                                                                                872,813
-------------------------------------------------------------------------------------------------------
General Obligation -- 23.5%
                       Maricopa County GO:
                         Elementary School District No. 8, Osborne Elementary
                           School District:
 1,000,000     A1*           7.500% due 7/1/09                                                1,191,250
   210,000     AAA           Series A, FGIC-Insured, (Un-Refunded Balance),
                               5.875% due 7/1/14                                                219,713
   650,000     AAA     Elementary School District No. 14, (Creighton School
                         Improvement Project 1990), Series C, FGIC-Insured,
                         (Partially escrowed to maturity with U.S. government
                         securities), 6.500% due 7/1/08                                         726,375
 1,000,000     AAA     Elementary School District No. 40, (Glendale School
                         Improvement), AMBAC-Insured, 6.300% due 7/1/11                       1,072,500
 1,000,000     AAA     Elementary School District No. 68, Alhambra Refunding and
                         Improvement Project, AMBAC-Insured, (Partially
                         Pre-Refunded -- Escrowed with U.S. government
                         securities to 7/1/03 Call @ 102), 5.625% due 7/1/13                  1,038,750
   635,000     AAA     School District No. 80, Chandler Unified School District,
                         FGIC-Insured, (Un-Refunded Balance), 5.800% due 7/1/12                 659,605
                       Unified School District. No. 11, Peoria Unified School District,
                         MBIA-Insured, (Un-Refunded Balance):
   635,000     AAA         6.400% due 7/1/10                                                    648,303
   500,000     AAA         7.000% due 7/1/10                                                    512,005
 1,000,000     AA      Maricopa County Unified High School District No. 210, GO,
                         (Phoenix Project of 1995), Series B, (Partially Pre-Refunded --
                         Escrowed with U.S. government securities to 7/1/06
                         Call @ 101), 5.375% due 7/1/13 (b)                                   1,047,500
 1,400,000     AA+     Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                     1,569,750
   400,000     A+      Phoenix Special Assignment, Central Avenue Improvement
                         District, 7.000% due 1/1/06                                            400,756
 1,000,000     AAA     Pima County GO, Unified School District No. 1, Tucson,
                         FGIC-Insured, 7.500% due 7/1/10                                      1,208,750
   500,000     AAA     Pinal County Unified School District No. 43, GO, Apache Junction,
                         Series A, FGIC-Insured, 5.850% due 7/1/15                              520,000

                       See Notes to Financial Statements.

                 11 Smith Barney Arizona Municipals Fund Inc. |
                     2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)          November 30, 2000


   FACE
  AMOUNT       RATING(a)                       SECURITY                                      VALUE
=======================================================================================================
General Obligation -- 23.5% (continued)
$  500,000     A       Scottsdale Mountain Communication Facilities District, GO,
                         District No. 3, Series A, 6.200% due 7/1/17                     $     506,874
   285,000     AAA     Tempe Union High School District No. 213, GO, FGIC-Insured,
                         (Un-Refunded Balance), 6.000% due 7/1/10                              299,250
------------------------------------------------------------------------------------------------------
                                                                                            11,621,381
------------------------------------------------------------------------------------------------------
Hospitals -- 17.9%
 1,500,000     A2*     Arizona Health Facilities Authority, Hospital Systems Revenue,
                         Phoenix Childrens Hospital, Series A, 6.125% due 11/15/22           1,503,750
                       Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000     Baa1*     5.900% due 4/1/09                                                   1,494,375
 1,000,000     Baa1*     6.125% due 4/1/18                                                     967,500
 2,000,000     AA+     Maricopa County IDA, Hospital Revenue, Mayo Clinic,
                         5.250% due 11/15/37                                                 1,867,500
 3,000,000     AAA     Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured,
                         5.625% due 1/1/29                                                   3,015,000
------------------------------------------------------------------------------------------------------
                                                                                             8,848,125
------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 15.4%
                       Maricopa County IDA, Multi-Family Housing Revenue:
   500,000     AAA       Metro Gardens-Mesa Ridge Project, Series A, MBIA-Insured,
                           5.650% due 7/1/19                                                   501,250
 1,775,000     AAA       Mortgage Loan, Series A, FHA-Insured, 5.900% due 7/1/24             1,788,312
 2,125,000     NR        Stanford Court Apartments, Series B, 6.250% due 7/1/18              2,021,406
                       Phoenix IDA:
   650,000     AAA       Mortgage Revenue, (Chris Ridge Village Project), FHA-Insured,
                           6.750% due 11/1/12                                                  674,375
                         Multi-Family Housing Revenue:
                           Ventana Palms Apartments Project, Series A, MBIA-Insured:
   150,000     Aaa*          6.100% due 10/1/19                                                155,813
   950,000     Aaa*          6.150% due 10/1/29                                                985,625
 1,000,000     AA          Woodstone & Silver Springs, 6.250% due 4/1/23                     1,025,000
   450,000     AA      Pima County IDA, Multi-Family Housing Revenue,
                         Rancho Mirage Project, 7.050% due 4/1/22 (c)                          464,625
------------------------------------------------------------------------------------------------------
                                                                                             7,616,406
------------------------------------------------------------------------------------------------------
Housing: Single Family -- 3.6%
   295,000     AAA     Phoenix IDA, Single-Family Mortgage Revenue,
                         GNMA/FNMA/FHLMC-Collateralized, 6.300% due 12/1/12 (c)                309,750
                       Pima County IDA, Single-Family Mortgage Revenue:
   810,000     AAA       GNMA-Collateralized, 6.750% due 11/1/27 (c)                           841,388
   625,000     AAA       Series A, GNMA/FNMA/FHLMC-Collateralized,
                           6.250% due 11/1/30 (c)                                              641,406
------------------------------------------------------------------------------------------------------
                                                                                             1,792,544
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                 12 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                November 30, 2000

   FACE
  AMOUNT       RATING(a)                       SECURITY                                      VALUE
=======================================================================================================
Industrial Development -- 5.9%
$  750,000     NR      Navajo County IDA, IDR, (Stone Container Corp. Project),
                         7.400% due 4/1/26 (c)                                           $     736,875
                       Pima County IDA, Industrial Revenue Refunding:
   665,000     AAA       FSA-Insured, 7.250% due 7/15/10                                       704,069
 1,000,000     Ba3*      Tucson Electric Power Co. Project, Series B, 6.000% due 9/1/29        887,500
                       Tempe IDA, IDR, Friendship Village Refunding, Series A:
   350,000     NR        6.200% due 12/1/03                                                    346,063
   250,000     NR        6.250% due 12/1/04                                                    246,250
------------------------------------------------------------------------------------------------------
                                                                                             2,920,757
------------------------------------------------------------------------------------------------------
Life Care Systems -- 1.7%
 1,000,000     NR      Flagstaff IDA, Living Community Revenue,
                         (Northern Community Project), 6.200% due 9/1/28                       857,500
------------------------------------------------------------------------------------------------------
Miscellaneous -- 9.6%
   520,000     AAA     Arizona State COP, Series B, AMBAC-Insured, 6.250% due 9/1/10           544,700
   750,000     Aa*     Arizona Student Loan Revenue Acquisition Authority, Series B,
                         6.600% due 5/1/10 (c)                                                 782,813
   500,000     AAA     Casa Grande Excise Tax Revenue, FGIC-Insured,
                         6.200% due 4/1/15                                                     519,375
                       Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000     AAA       6.000% due 1/1/11                                                     373,194
   500,000     AAA       6.150% due 1/1/15                                                     521,875
 1,000,000     AA      Tucson COP, 6.375% due 7/1/09                                         1,061,250
   890,000     AAA     Tucson Local Development Finance Corp., Lease Revenue,
                         FGIC-Insured, (Un-Refunded Balance), 6.250% due 7/1/12                931,163
------------------------------------------------------------------------------------------------------
                                                                                             4,734,370
------------------------------------------------------------------------------------------------------
Pollution Control -- 5.7%
                       Coconino County Pollution Control Corp. Revenue Refunding:
 1,000,000     A-        Arizona Public Service Co., Series A, 5.875% due 8/15/28              990,000
 1,000,000     BBB       Nevada Power Co. Project, 6.375% due 10/1/36 (c)                      971,250
   850,000     A-      Navajo County PCR, Arizona Public Service Co., Series A,
                         5.875% due 8/15/28                                                    841,500
------------------------------------------------------------------------------------------------------
                                                                                             2,802,750
------------------------------------------------------------------------------------------------------
Pre-Refunded -- 3.0%
   315,000     NR      Gilbert Municipal Property Corp., Water & Wastewater System
                         Revenue, (Pre-Refunded -- Escrowed with state and local
                         government securities to 10/1/01 Call @ 100),
                         6.875% due 4/1/16                                                     321,228
   390,000     AAA     Maricopa County School District No. 008, FGIC-Insured,
                         (Pre-Refunded -- Escrowed with U.S. government securities
                         to 7/1/06 Call @ 101), 5.875% due 7/1/14                              418,275

                       See Notes to Financial Statements.

                 13 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                November 30, 2000

   FACE
  AMOUNT       RATING(a)                       SECURITY                                      VALUE
=======================================================================================================
Pre-Refunded -- 3.0% (continued)
$  715,000     AAA     Tempe Union High School District No. 213, GO, FGIC-Insured,
                         (Pre-Refunded -- Escrowed with state and local government
                         securities to 7/1/04 Call @ 101), 6.000% due 7/1/10               $   757,006
------------------------------------------------------------------------------------------------------
                                                                                             1,496,509
------------------------------------------------------------------------------------------------------
Transportation -- 2.8%
 1,500,000     AAA     Phoenix Civic Improvement Corp., Airport Revenue, Series A,
                         FSA-Insured, 5.000% due 7/1/25                                      1,398,750
------------------------------------------------------------------------------------------------------
Utility -- 4.4%
 1,000,000     AA-     Mohave County IDA, IDR, (Citizens Utility Project), Series B,
                         7.050% due 8/1/20                                                   1,013,670
   250,000     BBB-    Prescott Valley Improvement District, Special Assessment, Sewer
                         Collection System, Roadway Repair, 7.900% due 1/1/12                  270,000
 1,000,000     AA-     Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                         5.450% due 6/1/33 (c)                                                 895,000
------------------------------------------------------------------------------------------------------
                                                                                             2,178,670
------------------------------------------------------------------------------------------------------
Water and Sewer -- 4.7%
 1,000,000     AAA     Chandler Water & Sewer Revenue Refunding, FGIC-Insured,
                         6.250% due 7/1/13                                                   1,036,250
   685,000     NR      Gilbert Municipal Water & Wastewater
                         System Revenue, (Un-Refunded Balance), 6.875% due 4/1/16              679,006
                       Sedona Wastewater Municipal Property Corp., Excise Tax
                         Revenue, Capital Appreciation, MBIA-Insured:
 1,000,000     AAA         Zero coupon due 7/1/23                                              277,500
 1,000,000     AAA         Zero coupon due 7/1/24                                              261,250
------------------------------------------------------------------------------------------------------
                                                                                             2,254,006
------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $48,714,501**)                                             $49,394,581
======================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 15 and 16 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

                 14 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B      -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of postion characterizes in this class.
NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                 15 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Short-Term Securities Ratings (unaudited)

SP-1   -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance
CHFCLI -- California Health Facility Construction Loan Insurance
CONNIE
   LEE -- College Construction Loan Insurance Association
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters Company
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSF    -- Permanent School Fund
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax-Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VA     -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

                 16 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)                November 30, 2000

ASSETS:
  Investments, at value (Cost -- $48,714,501)                             $ 49,394,581
  Cash                                                                         348,115
  Interest receivable                                                          941,088
  Receivable for securities sold                                               225,000
  Receivable for Fund shares sold                                                4,950
--------------------------------------------------------------------------------------
  Total Assets                                                              50,913,734
--------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable                                              13,340
  Administration fees payable                                                    8,894
  Distribution fees payable                                                      5,612
  Accrued expenses                                                              47,032
--------------------------------------------------------------------------------------
  Total Liabilities                                                             74,878
--------------------------------------------------------------------------------------
Total Net Assets                                                          $ 50,838,856
======================================================================================
NET ASSETS:
  Par value of capital shares                                             $      5,142
  Capital paid in excess of par value                                       51,506,129
  Undistributed net investment income                                           75,378
  Accumulated net realized loss from security transactions                  (1,427,873)
  Net unrealized appreciation of investments                                   680,080
--------------------------------------------------------------------------------------
Total Net Assets                                                          $ 50,838,856
======================================================================================
Shares Outstanding:
  Class A                                                                    3,554,393
  ------------------------------------------------------------------------------------
  Class B                                                                    1,486,935
  ------------------------------------------------------------------------------------
  Class L                                                                      100,490
  ------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                 $9.89
  ------------------------------------------------------------------------------------
  Class B *                                                                      $9.89
  ------------------------------------------------------------------------------------
  Class L **                                                                     $9.88
  ------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)             $10.30
--------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)              $9.98
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

                 17 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Statement of Operations (unaudited)

For the Six Months Ended November 30, 2000

INVESTMENT INCOME:
  Interest                                                          $ 1,558,028
-------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                             80,607
  Investment advisory fees (Note 4)                                      78,355
  Administration fees (Note 4)                                           52,237
  Registration fees                                                      24,430
  Audit and legal                                                        21,063
  Shareholder and system servicing fees                                  13,782
  Directors' fees                                                         7,273
  Pricing service fees                                                    4,358
  Custody                                                                 1,700
  Shareholder communications fees                                         1,457
  Other                                                                   1,653
-------------------------------------------------------------------------------
  Total Expenses                                                        286,915
-------------------------------------------------------------------------------
Net Investment Income                                                 1,271,113
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                              5,788,062
     Cost of securities sold                                          5,900,954
-------------------------------------------------------------------------------
  Net Realized Loss                                                    (112,892)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period                                             (1,296,854)
     End of period                                                      680,080
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             1,976,934
-------------------------------------------------------------------------------
Net Gain on Investments                                               1,864,042
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,135,155
===============================================================================

                       See Notes to Financial Statements.

                 18 Smith Barney Arizona Municipals Fund Inc. |
                     2000 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended November 30, 2000 (unaudited) and the Year Ended May 31, 2000

                                                                            November 30           May 31
==========================================================================================================
OPERATIONS:
     Net investment income                                                $  1,271,113        $  2,969,074
     Net realized loss                                                        (112,892)         (1,314,981)
     Increase (decrease) in net unrealized appreciation                      1,976,934          (3,619,725)
----------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                       3,135,155          (1,965,632)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
     Net investment income                                                  (1,220,995)         (2,827,648)
     Net realized gains                                                             --            (104,307)
----------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders              (1,220,995)         (2,931,955)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                        2,205,347           6,255,392
     Net asset value of shares issued for reinvestment of dividends            628,974           1,565,941
     Cost of shares reacquired                                              (7,282,000)        (16,548,279)
----------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                    (4,447,679)         (8,726,946)
----------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                      (2,533,519)        (13,624,533)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                    53,372,375          66,996,908
----------------------------------------------------------------------------------------------------------
     End of period*                                                       $ 50,838,856        $ 53,372,375
==========================================================================================================
*    Includes undistributed net investment income of:                          $75,378             $25,260
==========================================================================================================

                       See Notes to Financial Statements.

                 19 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

                 20 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


4. Investment Advisory Agreement, Administration
   Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended November 30, 2000, the Fund paid transfer agent fees of $6,183 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

                 21 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended November 30, 2000, CFBDS and SSB received sales charges of $15,000 on sales of the Fund's Class A shares. In addition, CDSCs paid to SSB for Class B shares were approximately $4,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the six months ended November 30, 2000, total Distribution Plan fees were:

                                                Class A     Class B     Class L
================================================================================
Distribution Plan Fees                          $26,823     $50,304      $3,480
================================================================================

All officers and one Director of the Fund are employees of SSB.


5. Investments

During the six months ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $1,398,930
--------------------------------------------------------------------------------
Sales                                                                 5,788,062
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $1,461,669
Gross unrealized depreciation                                          (781,589)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $  680,080
================================================================================

                 22 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

6. Capital Loss Carryforward

At May 31, 2000, the Fund had, for Federal income tax purposes, approximately $363,000 of unused capital loss carryforwards available to offset future capital gains expiring May 31, 2008. To the extent that these carryforward losses are used to off-set capital gains, it is probable that the gains so offset will not be distributed.


7. Capital Shares

At November 30, 2000, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

At November 30,2000,total paid-in capital amounted to the following for each class:

                                       Class A         Class B        Class L
================================================================================
Total Paid-in Capital                $34,777,708     $15,667,095     $1,066,468
================================================================================

Transactions in shares of each class were as follows:

                                             Six Months Ended                          Year Ended
                                             November 30, 2000                         May 31, 2000
                                        ----------------------------          ------------------------------
                                          Shares           Amount                Shares             Amount
============================================================================================================
Class A
Shares sold                              159,773        $  1,578,559             406,286        $  4,006,375
Shares issued on reinvestment             46,723             459,560             115,173           1,123,438
Shares reacquired                       (481,155)         (4,725,790          (1,181,404)        (11,492,768)
------------------------------------------------------------------------------------------------------------
Net Decrease                            (274,659)       $ (2,687,671)           (659,945)       $ (6,362,955)
============================================================================================================
Class B
Shares sold                               55,308        $    542,010             190,200        $  1,863,743
Shares issued on reinvestment             15,765             155,022              41,333             402,977
Shares reacquired                       (246,981)         (2,426,209)           (419,089)         (4,083,515)
------------------------------------------------------------------------------------------------------------
Net Decrease                            (175,908)       $ (1,729,177)           (187,556)       $ (1,816,795)
============================================================================================================
Class L
Shares sold                                8,556        $     84,778              38,505        $    385,274
Shares issued on reinvestment              1,465              14,392               4,044              39,526
Shares reacquired                        (13,285)           (130,001)            (99,139)           (971,996)
------------------------------------------------------------------------------------------------------------
Net Decrease                              (3,264)       $    (30,831)            (56,590)       $   (547,196)
============================================================================================================

                 23 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, except where noted:

Class A Shares                               2000(1)(2)     2000(2)      1999(2)      1998         1997         1996
========================================================================================================================
Net Asset Value, Beginning of Period       $  9.54        $ 10.31      $ 10.54      $ 10.21      $  9.95      $ 10.09
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                   0.25           0.50         0.49         0.50         0.53         0.53
   Net realized and unrealized                0.34          (0.77)       (0.10)        0.40         0.26        (0.15)
   gain (loss)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.59          (0.27)        0.39         0.90         0.79         0.38
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.24)         (0.48)       (0.49)       (0.52)       (0.53)       (0.52)
   Net realized gains                           --          (0.02)       (0.13)       (0.05)          --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.24)         (0.50)       (0.62)       (0.57)       (0.53)       (0.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  9.89        $  9.54      $ 10.31      $ 10.54      $ 10.21      $  9.95
------------------------------------------------------------------------------------------------------------------------
Total Return                                  6.22%++       (2.64)%       3.79%        9.00%        8.06%        3.82%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $35,142        $36,524      $46,279      $46,183      $37,304      $40,917
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                0.93%+         0.88%        0.88%        0.85%        0.88%        0.82%
   Net investment income                      5.02+          5.09         4.64         4.87         5.17         5.20
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          3%            16%          41%          42%          27%          22%
========================================================================================================================

(1)  For the six months ended November 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser waived all or part of its fees for the year ended May 31, 1996. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 0.99%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                 24 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, except where noted:

Class B Shares                                 2000/(1)(2)/    2000/(2)/     1999/(2)/      1998        1997          1996
==============================================================================================================================
Net Asset Value, Beginning of Period             $  9.54        $ 10.30      $ 10.54      $ 10.21      $  9.95      $ 10.09
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(3)/                       0.22           0.45         0.43         0.45         0.48         0.48
   Net realized and unrealized gain (loss)          0.34          (0.77)       (0.10)        0.40         0.26        (0.15)
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.56          (0.32)        0.33         0.85         0.74         0.33
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.21)         (0.42)       (0.44)       (0.47)       (0.48)       (0.47)
   Net realized gains                                 --          (0.02)       (0.13)       (0.05)          --           --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.21)         (0.44)       (0.57)       (0.52)       (0.48)       (0.47)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  9.89        $  9.54      $ 10.30      $ 10.54      $ 10.21      $  9.95
------------------------------------------------------------------------------------------------------------------------------
Total Return                                        5.92%++       (3.11)%       3.15%        8.46%        7.53%        3.30%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $14,704        $15,860      $19,066      $19,721      $19,886      $22,369
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)/                                    1.44%+         1.41%        1.42%        1.38%        1.39%        1.33%
   Net investment income                            4.51+          4.56         4.11         4.35         4.66         4.69
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                3%            16%          41%          42%          27%          22%
==============================================================================================================================

(1)  For the six months ended November 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser waived all or part of its fees for the year ended May 31, 1996. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.50%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                 25 Smith Barney Arizona Municipals Fund Inc. |
                    2000 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, except where noted:

Class L Shares                               2000/(1)(2)/    2000/(2)/  1999/(2)(3)/    1998        1997        1996
========================================================================================================================
Net Asset Value, Beginning of Period             $ 9.53        $10.30      $10.53      $10.21      $ 9.95      $10.09
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(4)/                      0.22          0.43        0.42        0.45        0.47        0.48
   Net realized and unrealized gain (loss)         0.34         (0.76)      (0.09)       0.39        0.26       (0.15)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.56         (0.33)       0.33        0.84        0.73        0.33
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.21)        (0.42)      (0.43)      (0.47)      (0.47)      (0.47)
   Net realized gains                                --         (0.02)      (0.13)      (0.05)         --          --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.21)        (0.44)      (0.56)      (0.52)      (0.47)      (0.47)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 9.88        $ 9.53      $10.30      $10.53      $10.21      $ 9.95
------------------------------------------------------------------------------------------------------------------------
Total Return                                       5.91%++      (3.24)%      3.21%       8.30%       7.49%       3.26%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $  993        $  988      $1,652      $  875      $  822      $  554
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(4)/                                   1.48%+        1.56%       1.44%       1.42%       1.42%       1.39%
   Net investment income                           4.47+         4.38        4.09        4.30        4.63        4.63
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               3%           16%         41%         42%         27%         22%
========================================================================================================================

(1)  For the six months ended November 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser waived all or part of its fees for the year ended May 31, 1996. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.56%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                 26 Smith Barney Arizona Municipals Fund Inc. |
                     2000 Semi-Annual Report to Shareholders

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

                     (This page intentionally left blank.)

   SMITH BARNEY
ARIZONA MUNICIPALS
    FUND INC.


DIRECTORS                           INVESTMENT ADVISER
Herbert Barg                        AND ADMINISTRATOR
Alfred J. Bianchetti                SSB Citi Fund Management LLC
Martin Brody
Dwight B. Crane                     DISTRIBUTOR
Burt N. Dorsett                     Salomon Smith Barney Inc.
Elliot S. Jaffe
Stephen E. Kaufman                  CUSTODIAN
Joseph J. McCann                    PFPC Trust Company
Heath B. McLendon,
Chairman                            TRANSFER AGENT
Cornelius C. Rose, Jr.              Citi Fiduciary Trust Company
James J. Crisona, Emeritus          125 Broad Street, 11th Floor
                                    New York, New York 10004
OFFICERS
Heath B. McLendon                   SUB-TRANSFER AGENT
President and                       PFPC Global Fund Services
Chief Executive Officer             P.O. Box 9699
                                    Providence, Rhode Island
Lewis E. Daidone                    02940-9699
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Smith Barney Arizona Municipals Fund Inc.

     This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

     SMITH BARNEY ARIZONA
     MUNICIPALS FUND INC.
     Smith Barney Mutual Funds
     388 Greenwich Street, MF-2
     New York, New York 10013


     For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



     www.smithbarney.com/mutualfunds


     [LOGO OF SALOMON SMITH BARNEY]

     Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


     FD0820 1/01